Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ WILLIAM H. BINNIE

William H. Binnie

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ DON H. DAVIS

Don H. Davis

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ CHRISTOPHER L. DOERR

Christopher L. Doerr

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ STEPHEN R. HARDIS

Stephen R. Hardis

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ R. JEFFREY HARRIS

R. Jeffrey Harris

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ FRANK H. JELLINEK, JR.

Frank H. Jellinek, Jr.

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ JOE L. ROBY

Joe L. Roby

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ RICHARD W. VIESER

Richard W. Vieser

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Apogent Technologies Inc., hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the “Act”), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2002, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 6th day of December, 2002.

/s/ KENNETH F. YONTZ

Kenneth F. Yontz